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The SMALLCap Fund, Inc.
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- Ralph W. Bradshaw
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IN THE CIRCUIT COURT FOR BALTIMORE CITY, MARYLAND
RALPH W. BRADSHAW
ONE WEST PACK SQUARE, STE. 1650
ASHEVILLE, NC  28801,
	Plaintiff,
v.		Civil Action No. ________
THE SMALLCAP FUND, INC.,
ONE SOUTH STREET
BALTIMORE, MD 21202,
	Defendant.

COMPLAINT

Plaintiff Ralph W. Bradshaw, by and through his undersigned counsel, sues the defendant, The SMALLCap Fund, Inc., and for his cause of action, states:
Nature of this Action

1.	This is an action for declaratory judgment and ancillary relief.
Plaintiff seeks a declaration that Defendant's recently-enacted by-law (Article II, Section 7) - which purports to require a majority of all shares outstanding and eligible to vote in order to elect a director, instead of a majority of those present and voting - is invalid under the Maryland General Corporation Law ("MGCL").
2.	MGCL   2-506(a)(1) provides that "A majority of all the votes cast at a meeting ... is sufficient to approve any matter which properly comes before the meeting." Only the corporate charter itself or the MGCL itself may impose a higher voting standard for shareholder action. Defendant's recently enacted by-law is patently invalid under the MGCL.
3.	Plaintiff respectfully requests a speedy hearing on this declaratory
judgment action, as permitted by Md. Cts. & Jud. Proc. Code   3-409(e),
because Defendant's shareholders will meet on June 19, 2003 to elect two directors. Plaintiff seeks a resolution of the present dispute prior to the June 19, 2003 meeting.
4.	Only a question of law is presented by this action.  No discovery is appropriate. Accordingly, Plaintiff has filed a motion for speedy hearing and a motion for summary judgment with this complaint.
The Parties

5.	The Plaintiff in this action is Ralph W. Bradshaw ("Bradshaw"), a member of the board of The SMALLCap Fund, Inc. and a minority shareholder of Fund stock.  Bradshaw is a resident of North Carolina.
6.		The defendant in this action is The SMALLCap Fund, Inc. ("Fund"), a closed-end fund incorporated in the state of Maryland.

Factual Background

7.	Plaintiff Bradshaw is one of the Fund's seven directors.  The board of directors consists of three classes.  Board members serve for three year terms and each class is up for election once every three years.
8.	When Bradshaw was nominated by the Fund and elected to the board of directors in 2001, the Fund had a five member board of directors.
9.	In 2001, Bradshaw gave notice of his intent to nominate two
individuals for the two director positions to be voted on at the 2002 annual shareholders meeting.  Just minutes prior to the meeting, however, the board voted, by a 4-1 margin, to expand the size of the board from five to seven members.  The two directors added to the board were appointed by the four directors who voted in favor of expanding the board. The nominees supported by Bradshaw were elected at the 2002 shareholders meeting.
10.	The Fund will be holding its next annual shareholders meeting on June 19,
2003.  The agenda items for the meeting include the election of two directors.
11.	 On December 13, 2002, Bradshaw notified the Fund of his intent to submit two nominees to run for the open director positions at the June 19,
2003 shareholder meeting.  The Fund accepted the notice as in compliance with Fund By-laws.
12.	On February 27, 2003, the board amended By-law II.7, which governs the election of directors (the "Challenged By-law").  By a 4-3 vote, the board amended the by-law to require the election of directors by a vote of the majority of the shares outstanding. A true and correct copy of the by-laws is attached as Exhibit A.
13.	The amendment to By-law II.7 was made after the deadline had passed for shareholders to notice agenda items for the June 19, 2003 meeting.
The notice deadline was January 11, 2003.  Thus the board has precluded
Fund shareholders from voting to amend or repeal the Challenged By-law at the annual shareholders meeting.
14.	The pertinent parts of the Challenged By-law provide:
Section 7.	Voting.  Directors shall be elected by a vote of the holders of a majority of the shares of common stock outstanding and entitled to vote thereupon. . . . A majority of the votes cast at a meeting of Stockholders duly called and at which a quorum is present shall be sufficient to approve any other matter which may properly come before the meeting, unless more than a majority of the votes cast is required by statute or by the charter of the Corporation (the "Charter").
15.	Thus, under By-law II.7, no director is duly elected unless that director receives one vote more than fifty percent of the total number of shares
outstanding in the hands of the public.
16.	As a matter of arithmetic, at virtually every shareholders' meeting, where less than 100 percent of all shares outstanding in the hands of the public are present, no director will be elected unless he or she receives some number greater than fifty percent of the number of votes cast at the meeting. For example, if ninety-five percent of the eligible shares are present, victory will require 52.7 percent of the votes cast at the meeting (50.1/95). If eighty percent of the eligible shares are present, victory will require 62.6 percent of the votes cast at the meeting (50.1/80).  And if a mere quorum (50.1%) is present, victory will require 100 percent of the votes cast in order to be elected (50.1/50.1).
17.		In fact, it is extremely rare for more that eighty percent of the eligible shareholders of a closed-end fund to vote at an Annual Meeting where there is a contested director election.
18.	Prior to amending By-law II.7, the Fund elected directors based on the plurality of votes cast at the annual shareholders meeting.
19.	At the Fund's April 1, 2003 board of directors meeting, Bradshaw submitted a proposal to rescind the recently passed amendment to By-law II.7.
The proposal was rejected by a 4-3 vote.
20.	At the Fund's May 9, 2003 board of directors meeting, Bradshaw submitted a proposal to amend By-law II.7 to permit the election of directors based on a plurality standard.  The proposal was rejected by a 4-3 vote.
21.	A declaratory judgment regarding Fund By-law II.7 will determine the proper voting standard for the director positions Fund shareholders will vote on at the June 19, 2003 shareholder meeting.
REQUEST FOR DECLARATORY JUDGMENT
22.	The preceding paragraphs are incorporated by reference as though fully set forth.
23.	Md. Corps. & Ass'ns Code   2-506(a) provides:
  2-506.  Quorum; voting.
(a) General rule. - Unless this article or the charter of a corporation provides otherwise, at a meeting of stockholders:
	(1) The presence in person or by proxy of stockholders entitled to cast a majority of all the votes entitled to be cast at the meeting constitutes a quorum; and
	(2) A majority of all the votes cast at a meeting at which a quorum is present is sufficient to approve any matter which properly comes before the meeting.
24.	This MGCL section establishes the "general rule" that at a meeting of the stockholders a "majority of all the votes cast" shall be sufficient to approve any matter.
25.	There is no provision in the MGCL or in the charter (or articles of incorporation) of the Fund that alters the "general rule" that a majority of the votes cast is sufficient for any shareholder action, including the election of directors.
26.		Maryland Corps. & Ass'ns Code   2-404(d) provides:
  2-404.  election and tenure of directors.

(d) Plurality vote. - Unless the charter or bylaws of a corporation provide otherwise, a plurality of all the votes cast at a meeting at which a quorum is present is sufficient to elect a director.

27.		The charter of the Fund does not provide otherwise than that the plurality of votes cast shall be sufficient to elect a director.
28.	Fund By-Law II.7 is not authorized by Md. Corps. Code   2-404(d),
because   2-404(d) only authorizes the bylaws of a corporation to retain
the simple majority general rule of   2-506(a)(2) as an alternative to
a plurality.
WHEREFORE Plaintiff, Ralph W. Bradshaw, asks for judgment against the Defendant, The SMALLCap Fund, Inc., and prays that the Court shall issue the following relief:
1.	That Fund By-Law II.7 shall be declared void as inconsistent with
or unauthorized by Md. Corps. Code    2-506(a)(2) and 2-404(d); and
2.	Preliminary and permanent injunctive relief to prohibit Defendant from utilizing the majority of outstanding shares voting standard of
By-law II.7 for the election of directors at the June 19, 2003 shareholders meeting and requiring Defendant to utilize the majority of votes cast voting
standard of MGCL   2-506(a) at the shareholders meeting; and
3.	For such other additional and further relief as the Court deems just, equitable and appropriate.


James H. Hulme, Esquire
Bonnie Kane, Esquire
ARENT FOX KINTNER PLOTKIN & KAHN, PLLC
1050 Connecticut Avenue, N.W.
Washington, D.C.  20036-5339
Telephone:  (202) 857-6144
OF COUNSEL:
J. Marcus Meeks, Esquire
ARENT FOX KINTNER PLOTKIN & KAHN, PLLC
1050 Connecticut Avenue, N.W.
Washington, D.C.  20036-5339
Telephone:  (202) 857-6097
Counsel for Plaintiff, Ralph W. Bradshaw